UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2007

(Exact name of registrant as specified in its charter)

Delaware	1-7724	39-0622040
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 80th Street, Kenosha, WI 53143
(Address of principal executive offices)

Registrant’s telephone number, including area code: (262) 656-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 10, 2007, Snap-on entered into a five-year $500 million multi-currency revolving credit facility that terminates on August 10, 2012. This $500 million facility replaces Snap-on’s previous $400 million multi-currency revolving credit facility set to terminate on July 27, 2009. J.P. Morgan Securities Inc. and Citigroup Global Markets Inc were the joint lead arrangers and book runners for the $500 million multi-currency revolving credit facility. The $500 million revolving credit facility’s financial covenant requires that Snap-on maintain, as of each fiscal quarter end, a ratio of total debt to the sum of total debt plus shareholders’ equity of not greater than 0.60 to 1.00 or a ratio of total debt to earnings before interest, taxes, depreciation and amortization (“EBITDA”), for the preceding four fiscal quarters then ended, of not less than 3.50 to 1.00. As of the date of this document, Snap-on believes it is in compliance with all covenants of this revolving credit facility.

Item 1.02 Termination of a Material Definitive Agreement.

On August 10, 2007, in connection with the transaction described in Item 1.01 above, Snap-on terminated its $400 million revolving credit facility set to terminate on July 27, 2009. Citigroup Global Markets was the sole lead arranger and book manager for the $400 million revolving credit facility. The $400 million credit facility required that Snap-on maintain a ratio of total debt plus shareholders’ equity of not greater than 0.60 to 1.00. At the time of termination, Snap-on believes that it was in compliance with all of the covenants under the $400 million credit facility. For the circumstances relating to the termination of the $400 million credit facility, see Item 1.01 above which is incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Incorporated by reference to Item 1.01 above.

Item 9.01 Financial Statements and Exhibits

The following exhibit is filed herewith:

Exhibit 10.1

Amended and Restated Five Year Credit Agreement dated as of August 10, 2007 among Snap-on and the banks, financial institutions and other institutional lenders listed on the signature pages hereof, J.P. Morgan Securities and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SNAP-ON INCORPORATED

Date: August 14, 2007	By:	/s/ Martin M. Ellen
Martin M. Ellen, Senior Vice President — Finance and Chief Financial Officer

Exhibit Index:

Exhibit 10.1

Amended and Restated Five Year Credit Agreement dated as of August 10, 2007 among Snap-on and the banks, financial institutions and other institutional lenders listed on the signature pages hereof, J.P. Morgan Securities and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners.